Exhibit 99.2

To:	All ERT Staff
From:	Jeffrey Litwin – President & CEO
Date:	April 10, 2012
Subject:	ERT Announces Acquisition by Genstar

To the entire ERT Team:

Today we have announced a definitive agreement for the acquisition of ERT by Genstar Capital, a private equity firm based in California. Many of you will already have seen the public press release which was sent out a few minutes ago. There are a number of aspects to this announcement that I would like to share with everybody so that we have a common understanding of what this means to ERT and to us as individuals.

From a practical point of view this announcement will have little to no effect on our day to day operations. We remain firmly committed to our recently announced strategic plan and will continue working towards realizing the aims of this plan. Our Executive Management team will continue to run the business on a day to day basis. Our board of directors will change as we move from being a publicly traded company to a privately owned company.

We believe that moving ERT from being a publicly traded company to a privately owned company will have many benefits as we continue building the business. We will no longer be required to provide financial information to the public on a quarterly basis and we will be able to work with our new owners to expand our reach into both the research and healthcare markets, both of which are areas where Genstar has considerable experience. Overall this change should be a positive one and give us more flexibility in the way we run and operate the business to focus on longer term results.

The enclosed Frequently Asked Questions (FAQ) document will provide more detail which I trust will be of some use.

I look forward to continuing to work with you as we build a strong future together.

Regards,

Jeff

www.ert.com

eResearchTechnology, Inc.	1818 Market Street, Suite 1000 Philadelphia, PA 19103-3638 Main: +1 215.972.0420 Fax: +1 215.972.0414	1150 U.S. Highway 22 East Bridgewater, NJ 08807-2912 Main: +1 908.704.8010 Fax: +1 908.704.8218	eResearchTechnology Limited Pegasus House, Bakewell Road Orton Southgate, Peterborough PE2 6YS UK Main: +44 1733 374800 Fax: +44 1733 238782

Frequently Asked Questions

1.	What does today’s announcement mean?

Genstar Capital has agreed to acquire ERT. Our board of directors unanimously supports and believes the transaction is in the best interests of our stockholders. The acquisition will be an all cash deal in which $8.00 per share will be paid to stockholders upon closing, which is anticipated to occur within the next 3 to 6 months. Once this transaction is complete, ERT will become a privately owned company. It is anticipate that ERT will continue to operate substantially as it does today, however simply as one of Genstar’s portfolio companies. The acquisition is subject to the terms and conditions of a merger agreement that we signed with affiliates of Genstar yesterday

2.	Why did Genstar purchase ERT?

Genstar decided to purchase ERT because of:

•	Our industry leadership in our core markets

•	Our experienced and talented employees

•	Our strong customer and partner relationships

•	Our valuable intellectual property

3.	Why did our board of directors accept an $8.00 per share offer given the stock has been trading at or near that amount?

A company’s current stock price does not necessarily reflect the underlying or intrinsic value of a company. For some time now, our board of directors has carefully evaluated potential plans, proposals and strategies to best create value for our stockholders. Our board of directors has determined that executing a transaction to allow Genstar to acquire us, subject, of course, to the approval of our stockholders, is in the best interest of all our stockholders. A special committee of independent directors of our board of directors also retained J.P. Morgan as its advisor and they provided a customary “fairness opinion” based on their analysis of various financial data including company and industry data.

4.	What does this mean for ERT?

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Practically speaking it means very little from a day to day perspective. Being privately owned will allow us more flexibility in the way we run the business and means that we will no longer be encumbered by the costs of running a public company.

5.	What does this mean for the planned office moves in Germany and the UK?

Our German and UK operations form a significant part of our global operations. Our recent commitments to new office space will not be affected.

6.	What does this mean for my job?

Our management team is working on a “business as usual” basis, with the current organization remaining in place. Just as we have always done we will continue looking for ways to improve our products and services.

7.	Does the company plan more acquisitions as a result of this announcement?

We are continually assessing potential acquisitions to support and enhance the strategic plan. We see no change in this regard going forward.

8.	What happens next?

In the coming weeks, we will file a preliminary proxy statement with the Securities and Exchange Commission (SEC). This document will contain detailed information about the transaction and will be available to the public. Once any SEC review is completed, a “definitive proxy statement” will be filed with the SEC and mailed to stockholders. Following the mailing, a meeting will be held to allow stockholders to vote on the transaction. If a majority of the shares outstanding vote for the merger and adopt the merger agreement, once all closing conditions are met, the transaction can be closed. We currently expect this to occur within 180 days from the date we signed the merger agreement.

9.	What happens between now and close?

Between now and closing very little will change from a business standpoint. We will operate the business as usual as a publicly traded company. We need to continue to remain focused on operating solely in the best interest of ERT and its current stockholders.

10.	Will the Company be changing its name?

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No.

11.	What assurances do you have that Genstar will support our strategies/initiatives?

Genstar is supportive of our current strategy. Genstar has a long-term view toward growing the businesses in which it invests. They have an excellent track record of working in partnership with management teams to build great companies and support future acquisitions. Genstar believes that we have excellent prospects for continued technology leadership and operational improvement and looks forward to partnering with our team to help realize our market opportunities.

12.	Will the current management team remain in place after the transaction closes?

Genstar is very excited to support and work with our management team. Obviously, we cannot guarantee that changes will not occur as a normal course of business. We remain committed to ensuring that we have the requisite skills and talent necessary to achieve our corporate objectives. Any changes that take place will be the result of the natural evolution of the business.

13.	What will Genstar’s day-to-day roles be?

Our management will continue to guide us on a day-to-day basis. Genstar will work closely with senior management to set strategy and identify other opportunities in which Genstar’s resources can help drive value creation.

14.	What type of interaction will we have with Genstar prior to the close of the transaction?

Subject to the applicable legal requirements, during the next few months Genstar will want to spend more time getting to know our people as well as further understanding our business. As we get closer to the closing date of the transaction, we anticipate that senior managers will be meeting with management from Genstar in order to help them better understand the organizational structure and roles of each group.

15.	What does this do to my role within the company? Will there be layoffs as a result of the acquisition?

Overall, retention and employee satisfaction are very important to Genstar.

Genstar does not anticipate any major restructuring or layoffs and has not factored layoffs into its investment returns.

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16.	What opportunities will this transaction create?

We believe this partnership provides us a greater degree of freedom and flexibility to build a growth-oriented future and realign people and capital for deployment in a manner that best drives our business forward.

17.	Can we talk about this outside the company?

A press release announcing the transaction went out around 7:00 am EDT on April 10, 2012. You are free to talk about the transaction, however you need to limit your comments to publicly available information and written information that we have provided to you. Press queries and investor questions should be forwarded to Keith Schneck or Jeff Litwin. Except for those individuals who have been designated as our spokespersons, no one should have any contact whatsoever with the media (other than to simply refer any inbound contact to Keith or Jeff).

18.	How will our suppliers be affected?

There should be no change to our relationships with our suppliers.

19.	What does this transaction mean for customers/partners?

The fact that we will be a privately owned company should have little to no impact on the products and services we take pride in providing to our customers and partners. It simply means that we will no longer be a publicly traded company. It also means that ERT will be solely focused on innovation and quality.

20.	When will customers be notified?

Customers will receive a letter describing the transaction this week. In addition, there is a plan in place to contact certain customers and vendors/partners either directly or by telephone.

21.	Will there be any changes in our benefits or salaries?

Genstar does not anticipate any changes to employee benefits or salaries. We will update you when we have more information. In the meantime, all payroll, commissions, expense reports and other employee-related payments will be made without interruption.

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22.	What happens to our benefit plans after the close?

There are no planned changes to our benefit plans as a result of this transaction.

23.	Will my compensation change?

There is no current intention to modify cash compensation packages.

24.	When will trading in our stock end?

We currently anticipate that public trading in our stock will be suspended on the closing date of the transaction. Following the closing, our common stock will no longer be listed on the NASDAQ Global Market or registered under the Securities Exchange Act of 1934, as amended.

25.	Can we still take planned vacations?

Yes, although vacation schedules, as customary, must be approved by your manager.

26.	Can we trade our company stock?

You may not trade in our stock until our preliminary proxy statement has been filed with the SEC. We expect that will occur before the end of this month. Of course, even after then you may not trade at any time that you are in possession of material non-public information and all trades must still be made in compliance with our insider trading policies. Please contact Keith Schneck if you have any questions about your ability to trade.

27.	How does the merger affect my vested stock options?

Prior to completion of the merger, your rights have not changed with regard to your vested options — you are free to exercise any vested options in accordance with your option grant. Upon completion of the merger all options will be canceled as described below.

28.	Will the vesting for my stock options accelerate at the closing of the transaction with Genstar? In other words, will my unvested options be fully vested at the closing?

Subject to certain exceptions, all stock options for employees will immediately vest upon the close of the transaction with Genstar. All “in-the-money” options (i.e., options with an exercise price below $8.00) will be cashed out and all options with an exercise price above $8.00 will be canceled. Here is an example of how “in-the-money” options will accelerate and be cashed out:

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Example:

•	Employee received an option for 1,000 shares on 4/01/2011 with an exercise price of $6.00 and 25% of the shares vest per year.

•	As of 4/9/12, employee has 250 vested options and 750 unvested options.

•	Upon the closing of the Genstar transaction, all 1,000 options will be vested.

•	Employee will receive in cash: 1,000 x ($8.00 — $6.00) = $2,000(less applicable taxes)

Holders of outstanding options may be required to sign option cancellation agreements and other customary forms in connection with the cash payout. We will contact those option holders who will need to sign agreements.

29.	Will employees be able to exercise their vested stock options between sign and close?

Yes.

30.	What is expected of our employees?

We have experienced a lot of changes over the past few years. We realize this is another substantial change. It is critical to continue to focus on what you can control and do a great job for our customers, for our employees, partners, and stockholders. Practice operational excellence in everything you do, remain focused on doing a great job and don’t let this transaction defocus you in any way.

31.	What is it like to be part of a Genstar-owned company?

The vast majority of employees will not notice any difference between being a publicly traded company and a Genstar-owned company. Genstar is focused on building long-term equity value for its investors. As a result, Genstar will be less focused on near-term financial metrics, but more focused on long-term strategy and investment returns.

32.	How has Genstar done when it acquires companies, including any take-private transactions?

Genstar has a strong track record of successful investments in technology and non-technology companies. This success is evidenced by Genstar’s ability to attract over $3B in

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outside investment capital in its investment funds. You can read more about Genstar’s portfolio at www.gencap.com.

33.	What happens to the bonus plan?

The bonus program for all full-time employees remains in place. At the end of our fiscal year (December 31, 2012), we will measure our actual achievement of the target goals we set earlier in the year and will then pay out the appropriate bonus amounts after we close our books.

34.	Will there be a new cash incentive plan?

Because we will be privately held, our board of directors and management team will have flexibility in developing incentive programs tied directly to our performance. Genstar’s philosophy on bonuses is similar to ours. The bonus structure will coincide with our financial targets such as profit margin, revenue and cash flow.

35.	Please explain Genstar’s compensation philosophy. Will there be a new stock option plan for employees?

Genstar’s compensation philosophy is to create an overall compensation structure that provides appropriate incentives for employees that are competitive with comparable positions in the area. The specific mix and composition of compensation packages will continue to vary by role.

Forward-Looking Statements

Statements included in this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve a number of risks and uncertainties, which could cause actual results to differ materially from those expressed or implied from such statements. These risks and uncertainties include, without limitation, the failure to obtain stockholder approval or the failure to satisfy other closing conditions. Other risks and uncertainties that may affect forward-looking statements are described in the “Risk Factors” section and elsewhere in the company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (SEC) on March 2, 2012. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. ERT’s ability to complete the proposed transaction is dependent upon stockholder approval and other customary closing conditions, not all of which are within the control of ERT or Genstar.

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Additional Information and Where to Find It

In connection with the proposed merger, ERT will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of ERT. ERT’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. ERT’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. ERT’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to the Investors section of ERT’s corporate website, www.ERT.com, or directing a request by mail or telephone to ERT, 1818 Market Street, Philadelphia, PA 19103-3638 – Attention Investor Relations.

ERT and its directors and officers may be deemed to be participants in the solicitation of proxies from ERT’s stockholders with respect to the special meeting of shareholders that will be held to consider the proposed merger. Information about ERT’s directors and executive officers and their ownership of ERT’s common stock is set forth in the proxy statement for the company’s 2011 annual meeting of shareholders, which was filed with the SEC on March 31, 2011 and the company’s Annual Report on Form 10-K for 2011 filed with the SEC on March 2, 2012. Shareholders may obtain additional information regarding the interests of ERT and its directors and executive officers in the proposed merger, which may be different than those of the company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

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